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               UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K

                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): Not Applicable

                            Pogo Producing Company
            (Exact Name of Registrant as Specified in Its Charter)

                                   Delaware
                (State or Other Jurisdiction of Incorporation)

                     1-7792                          74-1659398
            (Commission File Number)              (I.R.S. Employer

         5 Greenway Plaza, P.O. Box 2504
                 Houston, Texas                      77046-2504
    (Address of Principal Executive Offices)         (Zip Code)

      Registrant's Telephone Number, Including Area Code:  (713) 297-5000

                                                                  Not Applicable
         (Former Name or Former Address, if Changed Since Last Report)

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Item 5.  Other Events

         Pursuant to Article 1, Sections 9, 10 and 11 of the Amended and Restated Bylaws of Pogo Producing Company, a Delaware corporation (the "Company"), notice is hereby given that the 2002 annual meeting of stockholders of the Company will be held on Tuesday, April 23, 2002 at the Century Room, Renaissance Houston Hotel, Six Greenway Plaza, Houston, Texas at 10:00 a.m., Houston time.




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                                  Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         Pogo Producing Company


                                         /s/ GERALD A. MORTON
                                             Gerald A. Morton,
                                               Vice President-Law,
                                               Chief Regulatory Officer and
                                               Corporate Secretary

Date: January 25, 2002


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